Revenue	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
The Company’s primary source of revenue is chartering its vessels to customers. The Company utilizes three primary forms of contracts, consisting of time-charter contracts, voyage charter contracts and bareboat charter contracts.

Time Charters

Pursuant to a time-charter contract, the Company charters a vessel to a customer for a fixed period of time, generally one year or more. The performance obligations of a time-charter contract, which include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of such contract, as measured using the time that has elapsed from commencement of performance. In addition, any expenses unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the customer, as long as the vessel is not off-hire. Hire is based on a fixed daily hire amount and is typically invoiced monthly in advance for time-charter contracts. However, certain sources of variability exist, including penalties, such as those that relate to periods the vessels are off-hire and where minimum speed and performance metrics are not met. In addition, certain time-charter contracts contain provisions allowing the Company to be compensated for increases in the Company's costs during the term of the charter. Such provisions may be in the form of annual hire rate adjustments for changes in inflation indices or interest rates or in the form of cost reimbursements for vessel operating expenditures or dry-docking expenditures. Finally, in a small number of charters, the
Company may earn a profit share consideration, which occurs when actual spot tanker rates earned by the vessel exceed certain thresholds for a period of time. The Company does not engage in any specific tactics to minimize residual value risk.

As at December 31, 2021, a substantial majority of the Company’s consolidated vessels operated under time-charter contracts with the Company’s customers. Such contracts are scheduled to expire between 2022 and 2039. Certain of these contracts result in situations whereby the customer will pay consideration up front for performance to be provided at a later date. The time-charter contracts for many of the Company's LNG carriers have options that permit the charterer to extend the contract for periods up to a total extension between three and 15 years. In addition, each of the Company's time-charter contracts are subject to certain termination and purchase provisions. As at December 31, 2021, the Company had $22.2 million of advanced payments recognized as contract liabilities (December 31, 2020 – $28.4 million) which are expected to be recognized as voyage revenues and are included in unearned revenue and other long-term liabilities on the Company's consolidated balance sheets. The Company recognized $26.5 million and $24.9 million of revenue for the years ended December 31, 2021 and 2020, respectively, that was recognized as a contract liability at the beginning of those years.

Voyage Charters

Voyage charters are charters for a specific voyage that are usually priced on a current or “spot” market rate. The performance obligations of a voyage charter contract, which typically include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of the voyage, as measured using the time that has elapsed from commencement of performance. In addition, any expenses that are unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the vessel owner. The Company’s voyage charters will normally contain a lease; however, judgment is necessary to determine this based upon the decision-making rights of the charterer under the contract. Consideration for such contracts is generally fixed, although certain sources of variability exist - for example, delays caused by the charterer result in additional consideration. Payment for the voyage is not due until the voyage is completed. The duration of a single voyage is typically less than three months. The Company does not engage in any specific tactics to minimize residual value risk due to the short-term nature of the contracts.

Bareboat Charters

Pursuant to a bareboat charter, the Company charters a vessel to a customer for a fixed period of time, generally one year or more, at rates that are generally fixed. However, the customer is responsible for operation and maintenance of the vessel with its own crew as well as any expenses that are unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. If the vessel goes off-hire due to a mechanical issue or any other reason, the monthly hire received by the Company is normally not impacted. The performance obligations of a bareboat charter, which include the lease of the vessel to the charterer, are satisfied over the duration of such contract, as measured using the time elapsed from commencement of the lease. Hire is typically invoiced monthly in advance for bareboat charters, based on a fixed daily hire amount.

Revenue Table

The following tables contain the Company's revenue for the year ended December 31, 2021, 2020 and 2019, by contract type and by segment.

	Year Ended December 31, 2021
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Total $
Time charters	540,379	11,356	551,735
Voyage charters	—	35,979	35,979
Management fees and other income	10,117	—	10,117
	550,496	47,335	597,831

	Year Ended December 31, 2020
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Total $
Time charters	543,408	—	543,408
Voyage charters	—	38,687	38,687
Management fees and other income	9,008	—	9,008
	552,416	38,687	591,103

	Year Ended December 31, 2019
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	530,434	2,860	6,742	540,036
Voyage charters	—	36,351	—	36,351
Bareboat charters	18,387	—	—	18,387
Management fees and other income	6,482	—	—	6,482
	555,303	39,211	6,742	601,256

The following table contains the Company’s total revenue for the years ended December 31, 2021, 2020 and 2019, by contracts or components of contracts accounted for as leases and those not accounted for as leases:

	Year Ended December 31, 2021 $	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $
Lease revenue
Lease revenue from lease payments of operating leases	508,932	505,029	516,772
Interest income on lease receivables	49,142	50,504	51,676
Variable lease payments – cost reimbursements(1)	5,755	5,398	4,635
	563,829	560,931	573,083
Non-lease revenue
Non-lease revenue – related to sales-type or direct financing leases	23,885	21,164	21,691
Management fees and other income	10,117	9,008	6,482
	34,002	30,172	28,173
Total	597,831	591,103	601,256
(1)Reimbursements for vessel operating expenditures and dry-docking expenditures received from the Company's customers relating to such costs incurred by the Company to operate the vessel for the customer pursuant to charter contracts accounted for as operating leases.

Net Investments in Direct Financing and Sales-Type Leases

The two LNG carriers owned by Teekay BLT Corporation (or the Tangguh Joint Venture), in which the Company has a 70% ownership interest and which the Company consolidates, commenced their time-charter contracts with their charterers in 2009. Both time-charter contracts are accounted for as direct financing leases with 20-year terms. In addition, the 21-year charter contract for the Bahrain Spirit FSU commenced in September 2018 and is accounted for as a direct finance lease.

In 2013, the Company acquired two LNG carriers, the WilPride and WilForce from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on five-year and four-year fixed-rate bareboat charter contracts, respectively, with Awilco holding fixed-price purchase obligations at the end of the charter contracts. These charter contracts were subsequently extended to February 2020, with the ownership of both vessels transferring to Awilco at the end of this extension. In addition, in October 2019, Awilco obtained credit approval for a financing facility that would provide the funds necessary for Awilco to fulfill its purchase obligation of the two LNG carriers. As a result, both vessels were derecognized and sales-type lease receivables were recognized based on the remaining amounts owing to the Company, including the purchase obligations. The Company recognized a gain of $14.3 million upon derecognition of the vessels for the year ended December 31, 2019, which was included in (write-down) and gain on sales of vessels in the Company's consolidated statements of income. In January 2020, Awilco purchased both LNG carriers from the Company and paid the Company the associated purchase obligation, deferred hire amounts and interest on deferred hire amounts thereon, totaling $260.4 million relating to these two vessels.
The following table lists the components of the net investments in direct financing leases:

	December 31, 2021 $	December 31, 2020 $
Total lease payments to be received	703,214	767,202
Estimated unguaranteed residual value of leased properties	284,277	284,277
Initial direct costs	230	264
Less unearned revenue	(458,353)	(507,496)
Total net investments in direct financing leases	529,368	544,247
Less credit loss provision	(34,000)	(30,177)
Total net investments in direct financing leases, net	495,368	514,070
Less current portion	(14,860)	(13,969)
Net investments in direct financing leases, net	480,508	500,101

As at December 31, 2021, estimated lease payments to be received by the Company related to its direct financing leases in each of the next five succeeding fiscal years are approximately $64.2 million (2022), $64.0 million (2023), $64.3 million (2024), $64.2 million (2025), $64.2 million (2026) and an aggregate of $382.3 million thereafter. Two leases are expected to end in 2028 and the remaining lease is scheduled to end in 2039.
Operating Leases
As at December 31, 2021, the minimum scheduled future rentals to be received by the Company in each of the next five years for the lease and non-lease elements related to charters that were accounted for as operating leases are approximately $393.0 million (2022), $310.0 million (2023), $252.9 million (2024), $197.4 million (2025), and $135.4 million (2026). Minimum scheduled future rentals on operating lease contracts do not include rentals from vessels in the Company's equity-accounted joint ventures, rentals from unexercised option periods of contracts that existed on December 31, 2021, variable or contingent rentals, or rentals from contracts which were entered into or commenced after December 31, 2021. Therefore, the minimum scheduled future rentals on operating leases should not be construed to reflect total charter hire revenues for any of these five years.
The carrying amount of the Company's vessels which are employed on these charter contracts as at December 31, 2021, was $2.6 billion (December 31, 2020 – $2.8 billion). The cost and accumulated depreciation of these vessels employed on these charter contracts as at December 31, 2021 were $3.5 billion (December 31, 2020 – $3.7 billion) and $958.9 million (December 31, 2020 – $889.4 million), respectively.